Exhibit 10


                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

     This First Amendment to Third Amended and Restated Credit Agreement (this "FIRST AMENDMENT") is entered into effective as of the 30th day of April, 2003 (the "EFFECTIVE DATE"), by and among Denbury Resources Inc., a Delaware corporation ("BORROWER"), Bank One, NA, as Administrative Agent ("ADMINISTRATIVE AGENT"), and the financial institutions parties hereto as Banks ("EXECUTING BANKS").

                               W I T N E S S E T H

     WHEREAS, Borrower, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of September 12, 2002 (the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, (b) consent to certain transactions more particularly described herein, and (c) reaffirm and establish a Borrowing Base and Conforming Borrowing Base of $220,000,000 to be effective as of April 1, 2003 and continuing until the first Redetermination thereafter; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Executing Bank hereby agree as follows:

SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

     1.1 ADDITIONAL DEFINITIONS. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the definitions of "BOND DISBURSEMENT," "BOND DOCUMENTS," "BOND EXPOSURE," "BOND INDENTURE," "BOND ISSUER," "BOND LOAN AGREEMENT," "BOND NOTE," "BOND OFFERING," "BOND PURCHASE AGREEMENT," "BOND PURCHASER," "BOND TRUSTEE," "BONDS" and "FIRST AMENDMENT" which shall read in full as follows:

          "BOND DISBURSEMENT" means an advance of proceeds of the Bonds by the Bond Purchaser to the Bond Trustee pursuant to the Bond Documents.

          "BOND DOCUMENTS" means, collectively, the Bonds, the Bond Loan Agreement, the Bond Note, the Bond Purchase Agreement, the Bond Indenture and all other agreements, documents and instruments now or hereafter executed and/or delivered by, between or among any Credit Party, Bond Issuer, Bond Trustee and/or Bond Purchaser pursuant to the Bonds, the Bond Loan Agreement, the Bond Purchase Agreement, the Bond Indenture or otherwise in connection with the Bond Offering, each of which agreements, documents and instruments shall be in form and substance acceptable to Administrative Agent in its sole discretion.

          "BOND EXPOSURE" means, at any time, without duplication, the aggregate amount of proceeds of the Bonds which have not been advanced at such time by the Bond Purchaser. The Bond Exposure of any Bank at any time shall be its Commitment Percentage of the total Bond Exposure at such time.

          "BOND INDENTURE" means that certain Indenture, dated as of May 1, 2003, between Bond Issuer and Bond Trustee.

          "BOND ISSUER" means Mississippi Business Finance Corporation, a public corporation organized and existing under the laws of the State of Mississippi.

          "BOND LOAN AGREEMENT" means that certain Loan Agreement, dated as of May 1, 2003, by and between Bond Issuer and Borrower.

          "BOND NOTE" means that certain promissory note of Borrower, dated of even date with the Bond Loan Agreement, payable to the order of Bond Issuer, which promissory note shall be pledged and assigned to Bond Trustee to secure the obligations of Bond Issuer under the Bond Indenture and the Bonds.

          "BOND OFFERING" means the issuance and sale by Bond Issuer of the Bonds to Bond Purchaser, the proceeds of which are to be advanced, from time to time, by Bond Purchaser to Bond Trustee to fund the "Project Fund" as created under, and defined in, the Bond Indenture, which Project Fund will be utilized to finance the Cost of the Project (as defined in the Bond Loan Agreement) located in the State of Mississippi. Upon the date of the issuance of the Bonds, Bond Purchaser shall be deemed to have

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

     sold to each Bank, and each Bank shall be deemed to have unconditionally and irrevocably purchased from Bond Purchaser, a participation in the Bonds and Bond Exposure equal to such Bank's Commitment Percentage of such Bonds and Bond Exposure.

          "BOND PURCHASE AGREEMENT" means that certain Bond Purchase Agreement, dated as of May 1, 2003, among Bond Purchaser, Bond Issuer and Borrower.

          "BOND PURCHASER" means Administrative Agent, as "Purchaser" of the Bonds under the Bond Purchase Agreement.

          "BOND TRUSTEE" means Bank One, NA, in its capacity as "Trustee" under the Bond Indenture and not as Administrative Agent.

          "BONDS" means, whether one or more, Bond Issuer's Taxable Industrial Development Revenue Bonds, Series 2003 (Denbury Resources Inc. Project), which Bonds shall (a) be in a maximum aggregate principal amount of $20,000,000, (b) bear interest at rates identical to the interest rates set forth in the Credit Agreement, (c) have a maturity date of April 30, 2006, and (d) provide that Bond Purchaser's obligation to make advances of the proceeds thereof shall expire two (2) years from the date of issuance of such Bonds.

          "FIRST AMENDMENT" means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of April 30, 2003 among Borrower, Administrative Agent and Banks.

     1.2 AMENDMENT TO DEFINITIONS. The definitions of "LOAN PAPERS" and "PERMITTED SUBORDINATE DEBT" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

          "LOAN PAPERS" means this Agreement, the First Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignments and Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Assignments and Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time. In addition, the term "LOAN

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

     PAPERS," as used in Article XIII hereof, shall also include the Bond Documents.

          "PERMITTED SUBORDINATE DEBT" means Debt of Borrower resulting from a single issue of Borrower's 7.5% Senior Subordinated Notes Due 2013 in an aggregate outstanding principal balance of $225,000,000, and (a) the proceeds of which shall be used, in part, to redeem in full Borrower's 9% Senior Subordinated Notes due 2008, (b) which is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by Required Banks, and (c) which is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been approved by Required Banks.

     1.3 ADDITIONAL REPRESENTATION AND WARRANTY. Article VIII of the Credit Agreement shall be amended to include a new Section 8.21 which shall read in full as follows:

          "SECTION 8.21 BOND DOCUMENTS. Borrower has provided to Administrative Agent a true and correct copy of each of the Bond Documents, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document). No material rights or obligations of any party to any of the Bond Documents have been waived and no party to any of the Bond Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Bond Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. As used in this Agreement, the term "OBLIGATIONS" shall include, without limitation, any and all obligations, indebtedness and liabilities owed by Borrower or any other Credit Party to Bond Purchaser (whether directly or as assignee of Bond Issuer) under the Bond Documents, which obligations, indebtedness and liabilities shall be secured by Liens on all property described as collateral security for the Obligations in accordance with and pursuant to the Mortgages and the other Loan Papers. Each representation and warranty made by each party in the Bond Documents is true and correct on the date of the First Amendment and will be true and correct on the date of each Borrowing or issuance of a Letter of Credit."

     1.4 AMENDMENT TO COMPLIANCE COVENANT. Section 9.8 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 9.8 COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower will, and will cause each other Credit Party to, comply with (a) all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could have a Material Adverse Effect, and (b) all Bond Documents to which any Credit Party is a party."

     1.5 AMENDMENT TO DEBT COVENANT. Section 10.1 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 10.1 INCURRENCE OF DEBT. Borrower will not, nor will Borrower permit any other Credit Party to, incur, become or remain liable for any Debt; provided, that (a) Borrower may incur, become or remain liable for
     (i) the Obligations, (ii) Existing LC Exposure, (iii) without duplication, Debt evidenced by the Bond Loan Agreement, and (iv) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000, (b) Borrower may incur, become and remain liable for Permitted Subordinate Debt, and (c) any Restricted Subsidiary may incur, become and remain liable for Permitted Subordinate Debt as a guarantor; provided, that (i) such Guarantees of Permitted Subordinate Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Required Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Restricted Subsidiary of any Guaranty of Permitted Subordinate Debt, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Restricted Subsidiary owned by Borrower shall have been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement."

     1.6 AMENDMENT TO RESTRICTED PAYMENTS COVENANT. Section 10.2 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 10.2 RESTRICTED PAYMENTS. Borrower will not, nor will Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that (a) any Subsidiary of Borrower may make Distributions to Borrower, any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Borrower or any Indirect Subsidiary which is a Restricted Subsidiary (as applicable) has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable), (c) so long as (1) no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, and (2) the Borrowing Base does not exceed the Conforming Borrowing Base on the date such Restricted Payments are declared or paid, in addition to Distributions permitted under the preceding clauses
     (a) and (b), Borrower may make Restricted Payments up to $5,000,000 in the aggregate in any Fiscal Year, and (d) Borrower may make payments under and pursuant to the Bond Loan Agreement and the Bond Note in accordance with the terms thereof."

     1.7 AMENDMENT TO NO AMENDMENTS COVENANT. Section 10.6 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 10.6 AMENDMENTS TO ORGANIZATIONAL AND OTHER DOCUMENTS. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which will not, individually or in the aggregate, have a Material Adverse Effect, and/or (b) any Bond Document."

     1.8 AMENDMENT TO USE OF PROCEEDS COVENANT. Section 10.7 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 10.7 USE OF PROCEEDS. The proceeds of Borrowings will not be used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests, (c) for general corporate purposes, (d) to refinance the obligations outstanding under the Existing Credit Agreement, and (e) with respect to any Borrowings made or deemed made hereunder through advances to Borrower pursuant to the Bond Documents, solely for the purposes set forth in the Bond Documents. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in violation of applicable Law (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower's business. Without limiting the foregoing, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's
     obligations   with   respect  to  Hedge

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

     Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank."

     1.9 AMENDMENT TO HEDGE TRANSACTIONS COVENANT. Section 10.11 of the Credit Agreement shall be amended to read in full as follows:

          "SECTION 10.11 HEDGE TRANSACTIONS.

               (a) Borrower will not, nor will Borrower permit any other Credit Party to, hedge (which hedges shall not have a tenor of greater than four (4) years) more than the following percentages of its "forecasted production from Proved Mineral Interests" (as defined below) during any applicable calendar year (a "MEASUREMENT PERIOD"), as measured from the current date (a "MEASUREMENT date"):

                                   Calendar Year Hedged           Percentage Limitation
                                   --------------------           ---------------------
                         (relative to measurement date)

                                                                   Oil            Gas

                             Current Year                          85%            85%
                             First Subsequent Year                 70%            70%
                             Second Subsequent Year                55%            55%
                             Third Subsequent Year                 40%            40%


          provided, that, if any measurement date occurs in the final two Fiscal Quarters of any measurement period, for the purpose of determining the appropriate percentage limitation from the table above, the limitations of the current year shall apply to both the remaining portion of that current year and the entire subsequent year, and the limitations of the first subsequent year shall apply to the second subsequent year, and so forth (as an example only, and for the avoidance of doubt, for any measurement date occurring during the first two Fiscal Quarters of 2003, an Oil and Gas Hedge Transaction for 2004 would have a 70% limitation; provided, however, for any measurement date occurring during the last two Fiscal Quarters of 2003, an Oil and Gas Hedge Transaction for 2004 would have an 85% limitation); provided, further, that, Borrower may enter into Hedge Transactions consisting solely of a floor price (i.e. floor, put or option) so long as the amount of Hydrocarbons which are the subject of any such Hedge Transaction in existence at any such time do not exceed one-hundred percent (100%) of Borrower's anticipated production from Proved Mineral Interests during the term of any such existing Hedge Transaction; and

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

               (b) Borrower will not permit its (i) production of oil during any Fiscal Quarter to be less than the aggregate amount of oil which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter, or (ii) production of gas during any Fiscal Quarter to be less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter.

     As used in Section 10.11(a) above, "forecasted production from Proved Mineral Interests" shall mean the forecasted production for oil and gas, each taken individually, for the applicable calendar year as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 5.1 hereof, after giving effect to any pro forma adjustments for the consummation of any "material acquisitions or dispositions" between the effective date of such Reserve Report and the measurement date. "Material acquisitions or dispositions" means any acquisition or disposition of any asset with a Recognized Value in excess of $10,000,000, or any cumulative total of all immaterial acquisitions or dispositions which in the aggregate have a Recognized Value in excess of $10,000,000."

     1.10 ADDITIONAL COVENANT. Article X of the Credit Agreement shall be amended to include a new Section 10.16 which shall read in full as follows:

          "SECTION 10.16 BORROWINGS RELATED TO BOND OFFERING. Borrower will not request or receive any Borrowing hereunder, the proceeds of which are to be used to fund advances under the Bonds, except in accordance and in compliance with the terms of the Bond Documents. Borrower agrees that each Request for Borrowing, the proceeds of which are to be used to fund advances under the Bonds, will include, in addition to the information described in Section 3.2 hereof, a certification from an Authorized Officer as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in the Loan Papers or Bond Documents, each payment of principal and interest received by Bond Purchaser on the Bonds shall be deemed to be and considered as, without duplication, a payment of principal and interest on the Revolving Loan, and any borrowing by Borrower under the Bond Loan Agreement or on any Bond Note shall also be deemed to be and considered as, without duplication, a Borrowing of a Revolving Loan hereunder (the outstanding principal of which shall be and be deemed to be included in the Outstanding Credit for all purposes hereunder)."

          1.11 AMENDMENT TO EVENTS OF DEFAULT. Section 12.1 of the Credit Agreement shall be amended (a) to delete the word "or" at the end of clause
     (k) thereof, (b) to insert the word "or" at the end of clause (l) thereof, and (c) to add a new clause (m) thereto which shall read in full as follows:

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

          "(m) any Credit Party or Bond Issuer shall fail to observe or perform any covenant or agreement contained in any Bond Document after any applicable cure period;".

     1.12 AMENDMENT TO AGENT PROVISIONS. Article XIII of the Credit Agreement shall be amended to include a new Section 13.17 which shall read in full as follows:

          "SECTION  13.17  BOND  DOCUMENTS.   Without  limiting  the  power  and
     authority of Administrative Agent described herein, Banks hereby:

          (a) appoint Administrative Agent, as Bond Purchaser, as its contractual representative under the Bond Documents and irrevocably authorize Administrative Agent to act as the contractual representative of each Bank under the Bond Documents with the rights and duties expressly set forth therein, and to hold the Bonds on behalf of the Banks, it being expressly understood and agreed, however, that Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of the Bond Documents;

          (b) empower and authorize Administrative Agent to execute and deliver the Bond Documents to which it is a party; and

          (c) agree that all references in this Article XIII to "LOAN PAPERS," shall be deemed to include, without limitation, the Bond Documents."

SECTION 2. CONSENT AND WAIVER. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Executing Banks hereby (a) consent to (i) the consummation of the Bond Offering in accordance with the terms of the Bond Documents, and (ii) the execution and delivery by Borrower of the Bond Documents to which it is a party, and the performance of its obligations and the exercise of its rights under and pursuant thereto, (b) waive compliance by Borrower with each provision of the Credit Agreement and the other Loan Papers to the extent, but only to the extent, that the consummation of the Bond Offering and the execution and delivery of the Bond Documents by Borrower, and the performance of its obligations and the exercise of its rights under and pursuant thereto, violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers, and (c) waive compliance by Borrower with Section 10.11 of the Credit Agreement with respect to, but only with respect to, non-compliance by Borrower with the provisions of Section 10.11 of the Credit Agreement prior to the Effective Date. The consent and waivers herein contained are expressly limited as follows: (i) such consent and waivers are limited solely to (as applicable) (A) the consummation of the Bond Offering in accordance with the terms of the Bond
Documents most recently provided to Administrative Agent, and (B) the non-compliance by Borrower with the provisions of Section 10.11 of the Credit Agreement prior to the Effective Date, and (ii) such consent and waivers are each a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver with respect to, or in connection with, any provision of any Loan Paper.

SECTION 3. BORROWING BASE AND CONFORMING BORROWING BASE. Effective as of April 1, 2003, the Borrowing Base and the Conforming Borrowing Base shall each be reaffirmed at

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

$220,000,000 and each shall remain at $220,000,000 until the next Redetermination thereafter. Borrower and Banks agree that the Redetermination provided for in this Section 3 shall not be construed or deemed to be a Special Redetermination for purposes of Section 5.3 of the Credit Agreement.

SECTION 4.  CONDITIONS  PRECEDENT TO  AMENDMENTS.  The  amendments  contained in
Section 1 hereof and the consent and waiver contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent on or before May 31, 2003:

     4.1 CONSUMMATION OF BOND OFFERING. Subject only to the granting of the consent thereto contained in Section 2 hereof, the Bond Offering shall have been consummated in accordance with the terms of the Bond Documents.

     4.2 MATERIAL AGREEMENTS. Administrative Agent shall have been provided with fully executed copies of (a) the Bond Documents, and (b) all material documents, instruments and agreements executed and/or delivered by Borrower or any of its Subsidiaries in connection with the issuance of the Permitted Subordinate Debt, together with a certificate from an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

     4.3 RESOLUTIONS. Borrower shall have provided Administrative Agent with copies of resolutions and comparable authorizations approving (a) this First Amendment, (b) any other Loan Papers to be executed or delivered pursuant hereto, and (c) the Bond Documents to be executed or delivered by Borrower, and further authorizing the transactions contemplated by this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto, duly adopted by the Board of Directors of Borrower accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws of Borrower) by the unanimous written consent of the Board of Directors of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof.

     4.4  OPINION.  Borrower  shall  have  delivered  an  opinion  of  Jenkens &
Gilchrist, counsel to Borrower, with respect to the due authorization, execution, delivery and enforceability of this First Amendment and the Bond Documents to which Borrower is a party, and such other matters related thereto as Administrative Agent shall require.

     4.5 AMENDMENT FEE. Upon execution of the First Amendment by Required Banks, Borrower shall pay to Administrative Agent, for the benefit of Executing Banks, a fee in the amount of $3,000 for each Executing Bank. Such $3,000 fee shall be distributed by Administrative Agent to each Executing Bank provided that such Executing Bank executes and delivers this First Amendment on or before May 7, 2003.

     4.6 NO DEFAULT. No Default or Event of Default shall have occurred which is continuing.

     4.7 OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

     5.1 REAFFIRM EXISTING REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

     5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

     5.3 VALIDITY AND ENFORCEABILITY. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     5.4 NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default has occurred which is continuing.

SECTION 6. MISCELLANEOUS.

     6.1 REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

     6.2 PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3 LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     6.4 COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     6.5 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     6.6 HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.



                           [Signature Pages to Follow]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




                            BORROWER:
                            ---------

                            DENBURY RESOURCES INC.,
                            a Delaware corporation


                            By:
                               -------------------------------------------------
                                                 Phil Rykhoek,
                               Senior Vice President and Chief Financial Officer

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            ADMINISTRATIVE AGENT:
                            --------------------

                            BANK ONE, NA, as Administrative Agent


                            By:
                               -------------------------------------------------
                                          J. Scott Fowler,
                                          Director, Capital Markets


                            BANKS:
                            -----


                            BANK ONE, NA

                            By:
                               -------------------------------------------------
                                          J. Scott Fowler,
                                          Director, Capital Markets

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            FORTIS CAPITAL CORP.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            CREDIT LYONNAIS NEW YORK BRANCH


                            By:
                               -------------------------------------------------
                            Name:
                               -------------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            COMERICA BANK - TEXAS


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            UNION BANK OF CALIFORNIA, N.A.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            WELLS FARGO BANK TEXAS, N.A.

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            FLEET NATIONAL BANK

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            BANK OF SCOTLAND

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            BANK OF AMERICA, N.A.

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                               SIGNATURE PAGE TO
                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                            COMPASS BANK

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------